                                                                    EXHIBIT 10.D

                   AMENDMENT NO. 3 AND AGREEMENT dated as of March 1, 2002 (this
              "Amendment"), to the CREDIT AGREEMENT dated as of July 16, 1998 (as amended as of September 30, 1999 and March 30, 2001, the "Credit Agreement"), among ISPAT INLAND, L.P., a Delaware limited partnership (the "Borrower"), ISPAT INLAND INC., a Delaware corporation formerly named Inland Steel Company ("Inland"), BURNHAM TRUCKING COMPANY, INC., a Delaware corporation ("Burnham"), INCOAL COMPANY, a Delaware corporation ("Incoal"), the Lenders (as defined in Article I), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as issuing bank (in such capacity, the "Issuing Bank"), and as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

    A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower.

    B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as provided herein.

    C. The Required Lenders are willing so to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

    D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

    Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment to Article VII of the Credit Agreement. Paragraph
(f) of Article VII of the Credit Agreement is hereby amended by adding after the semicolon at the end thereof the following:

    "provided, however, that if none of the primary obligors on such Indebtedness (which, for purposes of this proviso, shall not include any guarantor thereof or any joint obligor thereon that is not the primary borrower) is a Loan Party or a Restricted Subsidiary, then any such failure referred to in clause (i) or (ii) above shall not constitute a Default or an Event of Default unless and until (x) such Indebtedness is Guaranteed by any Loan Party or any Restricted Subsidiary (or any Loan Party or any Restricted Subsidiary otherwise is or becomes obligated on such Indebtedness), (y) the holder or holders of such Indebtedness or a trustee on its or their behalf shall notify the Loan Party or Restricted Subsidiary providing such Guarantee (or being so obligated) that payment is due thereunder or shall take any other action against such Loan Party or Restricted Subsidiary to enforce or collect the same and (z) Lenders having Loans and L/C Exposure representing at least 66-2/3% of the sum of all Loans outstanding and L/C Exposure in their sole discretion shall notify the Borrower that an Event of Default has occurred hereunder;"

         SECTION 2. Agreements. In addition to, and without limiting the other reporting obligations of IINV or the Borrower and Inland under the IINV Guarantee and the Credit Agreement, respectively, IINV hereby agrees, for the benefit of the Lenders, the Issuing Bank, the Administrative Agent and the Collateral Agent, that (a) IINV shall notify the Administrative Agent immediately upon the occurrence of any event that constitutes (or, upon the giving of notice by the Required Lenders, would constitute) an Event of Default described in paragraph (f) of Article VII of the Credit Agreement; (b) IINV shall notify the Administrative Agent immediately upon IINV's incurrence or Guarantee of any Indebtedness after the date hereof; and (c) within 30 days following the end of each fiscal quarter of IINV, IINV shall prepare and provide to the Administrative Agent a reasonably detailed schedule identifying and showing the amount of all outstanding Indebtedness issued or Guaranteed by IINV as of the last day of such fiscal quarter.

         SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

         SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                 ISPAT INLAND, L.P., by 9064-4816 QUEBEC, INC., its general partner,

                                    by /s/     Richard Le Blanc
                                       -----------------------------------------
                                    Name:  Richard LeBlanc
                                    Title: Secretary

                                 ISPAT INLAND INC.,

                                    by /s/     T.A. McCue
                                       -----------------------------------------
                                    Name:  T.A. McCue
                                    Title: Treasurer

                                 BURNHAM TRUCKING COMPANY, INC.,

                                    by /s/     T.A. McCue
                                       -----------------------------------------
                                    Name:  T.A. McCue
                                    Title: Vice President & Assistant Treasurer

                                 INCOAL COMPANY,

                                    by /s/     T.A. McCue
                                       -----------------------------------------
                                    Name:  T.A. McCue
                                    Title: Treasurer


                                 ISPAT INTERNATIONAL N.V.,

                                    by /s/     Malay Mukherjee
                                       -----------------------------------------
                                    Name:  Malay Mukherjee
                                    Title: Chief Operating Officer

                                    by /s/     Bhikam C. Agarwal
                                       -----------------------------------------
                                    Name:  Bhikam C. Agarwal
                                    Title: Chief Financial Officer

                                 CREDIT SUISSE FIRST BOSTON, individually, and as Administrative Agent, Collateral Agent and Issuing Bank,

                                    by /s/     Robert Hetu
                                       -----------------------------------------
                                    Name:  Robert Hetu
                                    Title: Director

                                    by /s/     Mark E. Gleason
                                       -----------------------------------------
                                    Name:  Mark E. Gleason
                                    Title: Director

                                 ADDISON CDO, LIMITED (ACCT 1279),
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:  Mohan V. Phansalkar
                                    Title: Executive Vice President

                                 AERIES FINANCE-II LTD.,
                                 By: INVESCO Senior Secured Management, Inc. As Sub-Managing Agent

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 AMARA-1 FINANCE, LTD.,
                                 By: INVESCO Senior Secured Management, Inc. As Sub-advisor

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 AMARA-2 FINANCE, LTD.,
                                 By: INVESCO Senior Secured Management, Inc. As Sub-advisor

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 ATHENA CDO, LIMITED (ACCT 1277),
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:  Mohan V. Phansalkar
                                    Title: Executive Vice President

                                 AVALON CAPITAL LTD.,
                                 By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 AVALON CAPITAL LTD. 2,

                                 By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 CAPTIVA FINANCE LTD.,

                                    by /s/     Paul Cope
                                       -----------------------------------------
                                    Name:  Paul Cope
                                    Title: Director

                                 CAPTIVA FINANCE II LTD.,

                                    by /s/     Paul Cope
                                       -----------------------------------------
                                    Name:  Paul Cope
                                    Title: Director

                                 CAPTIVA III FINANCE LTD. (ACCT 275),
                                 as advised by Pacific Investment Management
                                 Company LLC

                                    by /s/     David Dyer
                                       -----------------------------------------
                                    Name:  David Dyer
                                    Title: Director

                                 CAPTIVA IV FINANCE LTD. (ACCT 1275),
                                 as advised by Pacific Investment Management
                                 Company LLC

                                    by /s/     David Dyer
                                       -----------------------------------------
                                    Name:  David Dyer
                                    Title: Director


                                 CATALINA CDO LTD. (ACCT 1287),
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:  Mohan V. Phansalkar
                                    Title: Executive Vice President

                                 CERES FINANCE LTD.,
                                 By: INVESCO Senior Secured Management, Inc. As Sub-Managing Agent

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 CITIBANK, NA,

                                    by /s/     Brian L. Johnson
                                       -----------------------------------------
                                    Name:  Brian L. Johnson
                                    Title: Managing Director

                                 CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                                    by /s/     Peter M. Campo
                                       -----------------------------------------
                                    Name:  Peter M. Campo
                                    Title: Investment Analyst

                                 CYPRESSTREE INVESTMENT PARTNERS II, LTD.,

                                    by /s/     Peter M. Campo
                                       -----------------------------------------
                                    Name:  Peter M. Campo
                                    Title: Investment Analyst

                                 DEBT STRATEGIES FUND, INC.,

                                    by /s/     Warren Hymson
                                       -----------------------------------------
                                    Name:  Warren Hymson
                                    Title: Authorized Signatory

                                 DELANO COMPANY (ACCT 274),
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:  Mohan V. Phansalkar
                                    Title: Executive Vice President

                                 ELT LTD.,

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Authorized Agent

                                 FIRST ALLMERICA FINANCIAL LIFE INS CO.,

                                    by /s/     Peter M. Campo
                                       -----------------------------------------
                                    Name:  Peter M. Campo
                                    Title: Investment Analyst

                                 GALAXY CLO 1999-1 LTD.,

                                    by /s/     Thomas G. Brandt
                                       -----------------------------------------
                                    Name:  Thomas G. Brandt
                                    Title: Managing Director

                                 HARCH CLO I, LTD.,

                                    by /s/     Michael E. Lewitt
                                       -----------------------------------------
                                    Name:  Michael E. Lewitt
                                    Title: Authorized Signatory

                                 INDOSUEZ CAPITAL FUNDING IIA, LIMITED,
                                 By: Indosuez Capital as Portfolio Advisor

                                    by /s/     Jack C. Henry
                                       -----------------------------------------
                                    Name:  Jack C. Henry
                                    Title: Principal

                                 INDOSUEZ CAPITAL FUNDING III, LIMITED,
                                 By: Indosuez Capital as Portfolio Advisor

                                    by /s/     Jack C. Henry
                                       -----------------------------------------
                                    Name:  Jack C. Henry
                                    Title: Principal

                                 INDOSUEZ CAPITAL FUNDING VI, LIMITED,
                                 By: Indosuez Capital as Collateral Manager

                                    by /s/     Jack C. Henry
                                       -----------------------------------------
                                    Name:  Jack C. Henry
                                    Title: Principal

                                 INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                 By: RBC Leveraged Capital as Portfolio Advisor

                                    by /s/     Melissa Marano
                                       -----------------------------------------
                                    Name:  Melissa Marano
                                    Title: Director

                                 JISSEKIKUN FUNDING, LTD. (ACCT 1288),
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:  Mohan V. Phansalkar
                                    Title: Executive Vice President

                                 KZH CYPRESSTREE-1 LLC,

                                    by /s/     Susan Lee
                                       -----------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent

                                 KZH RIVERSIDE LLC,

                                    by /s/     Susan Lee
                                       -----------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent

                                 KZH SHOSHONE LLC,

                                    by /s/     Susan Lee
                                       -----------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent

                                 KZH SOLEIL-2 LLC,

                                    by /s/     Susan Lee
                                       -----------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent

                                 LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                 ADVANTAGE FUND,
                                 By: Stein Roe & Farnham Incorporated, as
                                 Advisor

                                    by /s/     Brian W. Good
                                       -----------------------------------------
                                    Name:  Brian W. Good
                                    Title: Senior Vice President &
                                           Portfolio Manager

                                 LONGHORN CDO (CAYMAN) LTD,
                                 By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                                    by /s/     Warren Hymson
                                       -----------------------------------------
                                    Name:  Warren Hymson
                                    Title: Authorized Signatory

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK
                                 LOAN INCOME PORTFOLIO,
                                 By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                                    by /s/     Warren Hymson
                                       -----------------------------------------
                                    Name:  Warren Hymson
                                    Title: Authorized Signatory

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO,
                                 By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                                    by /s/     Warren Hymson
                                       -----------------------------------------
                                    Name:  Warren Hymson
                                    Title: Authorized Signatory

                                 MERRILL LYNCH PRIME RATE PORTFOLIO,
                                 By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                                    by /s/     Warren Hymson
                                       -----------------------------------------
                                    Name:  Warren Hymson
                                    Title: Authorized Signatory

                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                    by /s/     Warren Hymson
                                       -----------------------------------------
                                    Name:  Warren Hymson
                                    Title: Authorized Signatory

                                 ML CBO IV (CAYMAN) LTD,
                                 By: Highland Capital Management, L.P. As
                                 Collateral Manager

                                    by /s/     Louis Koven
                                       -----------------------------------------
                                    Name:  Louis Koven
                                    Title: Executive Vice President

                                 ML CLO XII PILGRIM AMERICA (CAYMAN) LTD,
                                 By: ING Investments, LLC as its investment
                                 manager

                                    by /s/     Charles E. LeMieux
                                       -----------------------------------------
                                    Name:  Charles E. LeMieux
                                    Title: Vice President

                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD,
                                 By: ING Investments, LLC as its investment
                                 manager

                                    by /s/     Charles E. LeMieux
                                       -----------------------------------------
                                    Name:  Charles E. LeMieux
                                    Title: Vice President

                                 ML CLO XIX STERLING (CAYMAN) LTD.,
                                 By: Highland Capital Management, L.P. (as
                                 successor in interest to Sterling Asset Manager
                                 LLC)

                                    by /s/     Louis Koven
                                       -----------------------------------------
                                    Name:  Louis Koven
                                    Title: Executive Vice President

                                 MORGAN STANLEY PRIME INCOME TRUST,

                                    by /s/     Peter Gewirtz
                                       -----------------------------------------
                                    Name:  Peter Gewirtz
                                    Title: Vice President


                                 MUIRFIELD TRADING LLC,

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assistant Vice President

                                 OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.,
                                 By: INVESCO Senior Secured Management, Inc. As Subadvisor

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 OLYMPIC FUNDING TRUST SERIES 1999-1,

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assistant Vice President

                                 PACIFICA PARTNERS I, L.P.,
                                 By: Imperial Credit Asset Mgmt As its
                                 Investment Manager

                                    by /s/     Sean R. Walker
                                       -----------------------------------------
                                    Name:  Sean R. Walker
                                    Title: Vice President

                                 PAM CAPITAL FUNDING L.P.,
                                 By: Highland Capital Management, L.P. As
                                 Collateral Manager

                                    by /s/     Louis Koven
                                       -----------------------------------------
                                    Name:  Louis Koven
                                    Title: Executive Vice President

                                 ROYALTON COMPANY (ACCT 280),
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:  Mohan V. Phansalkar
                                    Title: Executive Vice President

                                 SCUDDER FLOATING RATE FUND,

                                    by /s/     Kelly Babson
                                       -----------------------------------------
                                    Name:  Kelly Babson
                                    Title: Managing Director

                                 SENIOR HIGH INCOME PORTFOLIO, INC.

                                    by /s/     Warren Hymson
                                       -----------------------------------------
                                    Name:  Warren Hymson
                                    Title: Authorized Signatory

                                 SEQUILS-CUMBERLAND I, LTD.,
                                 By: Deerfield Capital Management LLC as its
                                 Collateral Manager

                                    by /s/     Mark E. Wittnebel
                                       -----------------------------------------
                                    Name:  Mark E. Wittnebel
                                    Title: Senior Vice President

                                 SRF 2000 LLC,

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assistant Vice President

                                 STANFIELD ARBITRAGE CDO, LTD.,
                                 By: Stanfield Capital Partners LLC as its
                                 Collateral Manager

                                    by /s/     Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

                                 STANFIELD CLO LTD.,
                                 By: Stanfield Capital Partners LLC as its
                                 Collateral Manager

                                    by /s/     Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

                                 STANFIELD/RMF TRANSATLANTIC CDO LTD.,
                                 By: Stanfield Capital Partners LLC as its
                                 Collateral Manager

                                    by /s/     Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

                                 STEIN ROE FLOATING RATE LIMITED LIABILITY
                                 COMPANY,

                                    by /s/     Brian W. Good
                                       -----------------------------------------
                                    Name:  Brian W. Good
                                    Title: Senior Vice President

                                 STRATA FUNDING LTD.,

                                 By: INVESCO Senior Secured Management, Inc. As Sub-Managing Agent

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 TEXTRON FINANCIAL CORPORATION,

                                    by /s/     Matthew J. Colgan
                                       -----------------------------------------
                                    Name:  Matthew J. Colgan
                                    Title: Director

                                 TRANSAMERICA BUSINESS CAPITAL CORPORATION (AS SUCCESSOR TO TRANSAMERICA BUSINESS CREDIT CORPORATION),

                                    by /s/     Steve Goetschius
                                       -----------------------------------------
                                    Name:  Steve Goetschius
                                    Title: Senior Vice President

                                 US BANK NATIONAL ASSOCIATION,

                                    by /s/     Daniel J. Falstad
                                       -----------------------------------------
                                    Name:  Daniel J. Falstad
                                    Title: Vice President

                                 VAN KAMPEN CLO I, LIMITED,
                                 By: Van Kampen Investment Advisory Corp. As
                                 Collateral Manager

                                    by /s/     Christina Jamieson
                                       -----------------------------------------
                                    Name:  Christina Jamieson
                                    Title: Vice President

                                 VAN KAMPEN CLO II, LIMITED,
                                 By: Van Kampen Investment Advisory Corp. As
                                 Collateral Manager

                                    by /s/     Christina Jamieson
                                       -----------------------------------------
                                    Name:  Christina Jamieson
                                    Title: Vice President

                                 VAN KAMPEN PRIME RATE INCOME TRUST,
                                 By: Van Kampen Investment Advisory Corp.

                                    by /s/     Christina Jamieson
                                       -----------------------------------------
                                    Name:  Christina Jamieson
                                    Title: Vice President

                                 VAN KAMPEN SENIOR FLOATING RATE FUND,
                                 By: Van Kampen Investment Advisory Corp.

                                    by /s/     Christina Jamieson
                                       -----------------------------------------
                                    Name:  Christina Jamieson
                                    Title: Vice President

                                 VAN KAMPEN SENIOR INCOME TRUST,
                                 By: Van Kampen Investment Advisory Corp.

                                    by /s/     Christina Jamieson
                                       -----------------------------------------
                                    Name:  Christina Jamieson
                                    Title: Vice President

                                 WESTPAC BANKING CORP - OSPREY INVESTMENTS,

                                    by /s/     Lance Vassarotti
                                       -----------------------------------------
                                    Name:  Lance Vassarotti
                                    Title: Vice President

                                 WINDSOR LOAN FUNDING, LIMITED,
                                 By: Stanfield Capital Partners LLC as its
                                 Investment Manager

                                    by /s/     Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner